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                                                                    Exhibit 10-H

                         DELMARVA POWER & LIGHT COMPANY
                                 1994 FORM 10-K
                    CURRENT LISTING OF SEVERANCE AGREEMENTS
                              AS OF MARCH 1, 1995
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                                                                        DATE OF
                NAME                         CURRENT TITLE             AGREEMENT
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
 1.  Arturo F. Agra               General Manager, Product              03/01/95
                                  Management & Development
 2.  Heinz J. Beck                Manager, Transmission &               05/07/93
                                  Distribution
 3.  W. Douglas Boyce             Vice President, Central Division      05/07/93
 4.  Roberta S. Brown             General Manager, Electric System      05/07/93
                                  Engineering
 5.  Donald E. Cain               Vice President                        05/22/89
 6.  Raymond V. Civatte           General Manager, Operations           04/10/94
 7.  Peter F. Clark               Counsel, Assistant General            05/11/89
 8.  Donald P. Connelly           Secretary, Corporate                  02/11/87
 9.  Howard E. Cosgrove           Chairman, President & Chief           05/07/93
                                  Executive Officer
10.  Moira K. Donoghue            Manager, Compensation, Benefits &     11/04/94
                                  Organizational Development
11.  Richard H. Evans             Vice President, Corporate             02/11/87
                                  Communications
12.  Carmine F. Gargiulo          Manager, Systems Development          02/11/87
13.  Charles R. Gates             Plant Manager (Indian River)          02/11/87
14.  Paul S. Gerritsen            Vice President                        05/07/93
15.  Barbara S. Graham            Sr. Vice President, Treasurer &       03/01/95
                                  Chief Financial Officer
16.  R. Erik Hansen               General Manager, Regulatory           05/07/93
                                  Practice
17.  Michael J. Harrison          Manager, Delmarva Operating           03/01/95
                                  Services
18.  Hudson P. Hoen, III          Vice President, Southern Division     04/09/94
19.  Albert F. Kirby              General Manager, Mechanical           03/04/90
                                  Engineering & Standards
20.  Ralph E. Klesius             Sr. Vice President                    05/07/93
21.  John W. Land                 General Manager, Administrative       04/19/94
                                  Services
22.  H. Ray Landon                Executive Vice President              05/11/89
23.  James P. Lavin               Comptroller/Corporate Accounting      05/22/89
24.  Wayne A. Lyons               Vice President                        02/11/87
25.  D. Bruce McClenathan         Plant Manager (Delaware City)         02/11/87
26.  Dennis R. McDowell           Comptroller/Operating Accounting      05/22/89
27.  Robert F. Molzahn            General Manager, Environmental        05/22/89
                                  Affairs
28.  James L. Parks               Manager, Fuel Supply                  05/07/93
29.  Frank J. Perry, Jr.          Vice President                        03/14/90
30.  Kenneth L. Pfeil             Plant Manager (Edge Moor)             04/08/94
31.  Philip S. Reese              General Manager, Marketing            03/01/95
32.  Richard W. Sarau             Plant Manager (Hay Road)              03/01/95
33.  Mark H. Schneider            Manager, Solid Waste Group            05/07/93
34.  Thomas S. Shaw               Sr. Vice President/President, DCI     05/07/93
35.  James R. Silvius             Manager, Electrical Engineering       05/11/89
36.  William H. Spence            Manager, Gas Operations & Planning    05/07/93
37.  Richard J. Squadron          Manager/General Manager, CFO - DCI    04/12/94
38.  Dale G. Stoodley             Vice President & General Counsel      04/18/89
39.  Duane C. Taylor              Vice President Information Systems    02/11/87
40.  Jack Urban                   Vice President, Gas Division          01/27/91
41.  George G. Vapaa              Manager, Corporate Planning           03/25/91
42.  Joseph M. Wathen             Manager, Pricing                      04/08/94
43.  James R. Wittine             General Manager, System Planning      05/07/93
44.  Jeremiah F. Wright, Jr.      General Manager, Purchasing           03/14/90
45.  D. Wayne Yerkes              Vice President, Northern Division     03/14/90
46.  John T. Zimmerman            Manager, Employee Relations           03/25/91
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